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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 12, 2006

                              --------------------

                           MERCANTILE BANK CORPORATION
             (Exact name of registrant as specified in its charter)

           MICHIGAN                 000-26719                38-3360865
(State or other jurisdiction    (Commission File           (IRS Employer
      of incorporation)              Number)           Identification Number)

310 LEONARD STREET NW, GRAND RAPIDS, MICHIGAN                   49504
   (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code           616-406-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      Earnings Release. On April 12, 2006, Mercantile Bank Corporation issued a press release announcing earnings and other financial results for the quarter ended March 31, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated here by reference.

      In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number    Description
--------------    -----------
      99.1        Press release of Mercantile Bank Corporation reporting financial results and earnings for the quarter ended March 31, 2006.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MERCANTILE BANK CORPORATION

                                       By: /s/ Gerald R. Johnson, Jr.
                                           ------------------------------
                                           Gerald R. Johnson, Jr.
                                           Chairman of the Board and
                                           Chief Executive Officer

Date:  April 12, 2006

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                                  EXHIBIT INDEX

Exhibit Number          Description
--------------          ------------
    99.1                Press release of Mercantile Bank Corporation reporting financial results and earnings for the quarter ended March 31, 2006.

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